UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

MADISON TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51302	85-2151785
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 Westchester Avenue, Suite 401

Purchase, New York 10577

(Address of Principal Executive Offices) (Zip Code)

(212) 257-4193

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MDEX	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2023, the shareholders of Madison Technologies, Inc. (the “Company”) removed all directors of the Company and appointed Thomas Amon as the sole member of the board of directors of the Company, subject to compliance with Rule 14f-1 under the Exchange Act.

On November 6, 2023, the sole member of the board of directors of the Company removed all the officers of the Company and appointed Thomas Amon as the President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, Principal Executive Officer and Principal Accounting Officer of the Company.

Mr. Amon does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. There is no understanding or arrangement between Mr. Amon and any other person pursuant to which Mr. Amon was selected as an officer. There are no transactions in which Mr. Amon has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Amon is an attorney licensed to practice in the State of New York. Mr. Amon is a Harvard College graduate earning his law degree from the University of Virginia. He is a corporate and M&A specialist with over 40 years’ experience representing small and medium sized companies and investment funds. Mr. Amon is a securities lawyer by trade. Mr. Amon also serves as a board member of a number of charitable institutions located in New York City and New England. Mr. Amon is 76 years-old. Over the past five years Mr. Amon has worked at the Law Office of Thomas Amon up June 1, 2023 when he changed roles to start working at Praetor Legal Services. Mr. Amon served on the board of Everything Blockchain, Inc. for approximately two years ended July 31, 2023.

Item 8.01 Other Events.

Change in Address of Company

Effective November 6, 2023, the Company’s location and the location of the Company’s books and records has changed to 2500 Westchester Avenue, Suite 401, Purchase, New York 10577.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2023

MADISON TECHNOLOGIES INC.

By:	/s/ Thomas Amon
Name:	Thomas Amon
Title:	President, Secretary, Treasurer, CEO, CFO, Principal Executive Officer and Principal Accounting Officer